Exhibit 99

Form 4 Joint Filer Information


Name:


PCap II, LLC
PCap Partners II, LLC
Parthenon Investors II, L.P.
J&R Investment Management Company, LLC
Parthenon Capital, LLC
PCIP Investors
J&R Advisors F.F., Inc.
J&R Founders' Fund, L.P.
John C. Rutherford
Ernest K. Jacquet




Address:	75 State Street
		26th Floor
		Boston, MA 02109

Designated Filer: John C. Rutherford

Issuer & Ticker Symbol: Rackable Systems, Inc. (RACK)

Date of Event Requiring Statement: 3/15/06


Signature:

J&R Advisors F.F., Inc.
By: /s/John C. Rutherford
Title: Director, President and Secretary

J&R Founders' Fund, L.P.
By: J&R Advisors F.F., Inc.
Its: general partner
By: /s/John C. Rutherford
Title: Director, President and Secretary

PCap II, LLC
By: /s/John C. Rutherford
Title: managing member

Parthenon Investors II, L.P.
By:PCap Partners II, LLC
Its: general partner
By: PCap II, LLC
Its: managing member
By: /s/John C. Rutherford
Title: managing member

PCap Partners II, LLC
By: PCap II, LLC
Its: managing member
By: /s/John C. Rutherford
Title: managing member

PCIP Investors
By:Parthenon Capital, LLC
Its: managing member
By:J&R Investment Management Company, LLC
Its: managing member
By: /s/John C. Rutherford
Title: managing member

Parthenon Capital, LLC
By:J&R Investment Management Company, LLC
Its: managing member
By: /s/John C. Rutherford
Title: managing member

J&R Investment Management Company, LLC
By: /s/John C. Rutherford
Title: managing member

/s/John C. Rutherford

/s/Ernest K. Jacquet